                                                                   EXHIBIT 10(d)


                               FIRST AMENDMENT TO
                AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

         THIS FIRST AMENDMENT, dated as of March 25, 2002 (as amended, restated or otherwise modified from time to time, the "Amendment"), to the AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of September 27, 2001 (the "Agreement"), is among GABRIEL RIDE CONTROL PRODUCTS, INC., a Delaware corporation, MAREMONT EXHAUST PRODUCTS, INC., a Delaware corporation, PUROLATOR PRODUCTS NA, INC., a Delaware corporation, MERITOR HEAVY VEHICLE SYSTEMS, LLC, a Delaware limited liability company, MERITOR HEAVY VEHICLE SYSTEMS (USA), INC., a Delaware corporation, EUCLID INDUSTRIES, LLC, a Delaware limited liability company, ARVINMERITOR OE, LLC, a Delaware limited liability company ("AOE") (each an "Originator" and collectively, the "Originators"), ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation ("Buyer"), ROLL COATER, INC., an Indiana corporation ("Roll Coater") and ABN AMRO Bank N.V. (the "Agent").


                                   WITNESSETH

         WHEREAS, the Originators (Arvin Exhaust LLC and Meritor Light Vehicle Systems, Inc. were originally Originators but were subsequently merged into AOE) and the Buyer have previously entered into the Agreement pursuant to which the Originators agreed to sell to Buyer, and Buyer agreed to buy from each of the Originators, all of the Receivables, all Related Security, Lock-Box Accounts and all proceeds thereof generated by each such Originator;

         WHEREAS, pursuant to the Agreement, Buyer has transferred to ABN AMRO Bank N.V. as agent for the Conduit Purchasers and the Committed Purchasers all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

         WHEREAS, the parties hereto desire to add Roll Coater, Inc. ("Roll Coater") as an Originator under the Agreement effective as of March 25, 2002.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

         Section 2. Amendments to Agreement. (a) As contemplated by Section 8.1 of the Agreement, each of the parties hereto agrees that effective as of March 25, 2002 (the "Effective Date"), Roll Coater agrees to sell, transfer, assign, set over and otherwise convey to Buyer, and Buyer agrees to purchase from Roll Coater, all Receivables, all Related Security, Lock-Box Accounts and all proceeds thereof originated by Roll Coater.



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         (b) From and after the Effective Date, the term "Originator" shall be amended to (i) include Roll Coater and (ii) exclude Arvin Exhaust LLC and Meritor Light Vehicle Systems, Inc. In addition, from and after the Effective Date, Roll Coater agrees to be bound by all of the terms and conditions applicable to an Originator contained in the Agreement and the other Transaction Documents.

         (c) In connection with the execution of this Amendment, Roll Coater and the Buyer agree to deliver each of the documents set forth in Section 7.1 of the Second Tier Agreement, to the extent that such documents are applicable.

         (d) In connection with the execution and delivery of this Amendment, Roll Coater hereby makes, with respect to itself, the representations and warranties set forth in Section 4.1 of the Agreement. The state of organization of Roll Coater is the State of Indiana. The chief executive office of Roll Coater is located at 8440 Woodfield Crossing Blvd. 2, Suite 400, Indianapolis, Indiana 46240 with a mailing address at 8440 Woodfield Crossing Blvd. 2, Suite 400, Indianapolis, Indiana 46240 and has not been located in any other state besides Indiana since June 23, 1952. Roll Coater has no trade names and has not conducted business under any other name.

         Section 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

         Section 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same instrument.

         Section 5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of Illinois.

                               [Signatures Follow]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              GABRIEL RIDE CONTROL PRODUCTS, INC., as Originator


                              By
                                 Name:__________________________________________
                                 Title:_________________________________________

                              MAREMONT EXHAUST PRODUCTS, INC., as Originator


                              By
                                 Name:__________________________________________
                                 Title:_________________________________________

                              PUROLATOR PRODUCTS NA, INC., as Originator


                              By
                                 Name:__________________________________________
                                 Title:_________________________________________

                              MERITOR HEAVY VEHICLE SYSTEMS, LLC, as Originator


                              By
                                 Name:__________________________________________
                                 Title:_________________________________________


                                      -3-


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                             MERITOR HEAVY VEHICLE BRAKING SYSTEMS (USA), INC.,
                               as Originator


                             By
                                Name:___________________________________________
                                Title:__________________________________________



                             EUCLID INDUSTRIES, LLC, as Originator



                             By
                                Name:___________________________________________
                                Title:__________________________________________



                             ARVINMERITOR OE, LLC, as Originator



                             By
                                Name:___________________________________________
                                Title:__________________________________________



                             ROLL COATER, INC., as Originator



                             By
                                Name:___________________________________________
                                Title:__________________________________________



                             ARVINMERITOR RECEIVABLES CORPORATION, as Buyer


                             By
                                Name:___________________________________________
                                Title:__________________________________________


                                      -4-



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                             ARVINMERITOR, INC.


                             By
                                Name:___________________________________________
                                Title:__________________________________________


                             ABN AMRO BANK N.V., as Agent


                             By
                                Name:___________________________________________
                                Title:__________________________________________


                             By
                                Name:___________________________________________
                                Title:__________________________________________






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